EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following document of Navistar International Corporation and its principal subsidiary, Navistar, Inc., is incorporated herein by reference.

*10.86	Form of First Amendment to Executive Severance Agreement. Filed as Exhibit 10.93 to Form 8-K dated December 8, 2015 and filed on December 11, 2015. Commission File No. 001-09618.

The following documents of Navistar International Corporation are filed herewith:

*10.87	Form of Cash or Stock Settled Restricted Stock Unit Grant Notice and Award Agreement.

*10.88	Form of Performance-Based Restricted Cash Unit Award Notice and Agreement.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

E-1